Exhibit 10.3

FOURTH AMENDING AGREEMENT IN RESPECT OF THE THIRD
AMENDED AND RESTATED GULFSTREAM PARK LOAN AGREEMENT

THIS AGREEMENT made as of the 13th day of August, 2008,

BETWEEN:

GULFSTREAM PARK RACING ASSOCIATION, INC.,

a corporation incorporated under the laws of the State of Florida

(being hereinafter called the “Borrower”),

OF THE FIRST PART,

- and -

MID ISLANDI SF.,

a partnership formed under the laws of Iceland, acting through its Zug branch

(being hereinafter called the “Lender”),

OF THE SECOND PART,

- and -

REMINGTON PARK, INC.,

a corporation incorporated under the laws of the State of Oklahoma

(being hereinafter called the “Remington Guarantor”),

OF THE THIRD PART,

- and -

GPRA THOROUGHBRED TRAINING CENTER, INC.,

a corporation incorporated under the laws of the State of Delaware

(being hereinafter called the “Palm Meadows Guarantor”),

- and -

MAGNA ENTERTAINMENT CORP.,

a corporation incorporated under the laws of the State of Delaware

(being hereinafter called “MEC”), (the Remington Guarantor, the Palm Meadows Guarantor and MEC being hereinafter collectively called the “Original Guarantors”),

OF THE FOURTH PART,

- and -

GULFSTREAM COMMERCIAL ENTERPRISES, INC.,

a corporation incorporated under the laws of the State of Florida

(being hereinafter called the “Gulfstream Commercial Guarantor” (the Original Guarantors and the Gulfstream Commercial Guarantor being hereinafter called the “Guarantors”),

OF THE FIFTH PART.

WHEREAS the Lender, as lender, the Borrower, as borrower, and the Original Guarantors, as guarantors, are parties to a Third Amended and Restated Gulfstream Park Loan Agreement made as of December 22, 2006 (such Third Amended and Restated Gulfstream Park Loan Agreement, as amended by a First Amending Agreement in respect of the Third Amended and Restated Gulfstream Park Loan Agreement dated as of August 3, 2007, and as amended by a Second Amending Agreement (the “Second Amending Agreement”) in respect of the Third Amended and Restated Gulfstream Park Loan Agreement dated as of September 11, 2007, as amended by a Third Amending Agreement (the “Third Amending Agreement”) in respect of the Third Amended and Restated Gulfstream Loan Agreement, and as the Third Amended

and Restated Gulfstream Park Loan Agreement may be further amended, modified, renewed or replaced from time to time, being referred to herein the “Gulfstream Park Loan Agreement”);

AND WHEREAS on September 11, 2007, MEC’s Board of Directors approved and adopted a plan (the “MEC Debt Elimination Plan”) (referenced in the Second Amending Agreement as the “Borrower Restructuring Plan”) to restructure MEC and its subsidiaries (including the Borrower) and to revise the business plan of MEC and its subsidiaries (including the Borrower);

AND WHEREAS the MEC Debt Elimination Plan contemplated the sale of assets including, without limiting the generality of the foregoing, certain of those Properties owned by the Borrower that constitute collateral for the Loan;

AND WHEREAS the sale of assets under the MEC Debt Elimination Plan continues to take longer than originally contemplated and, although MEC continues to take steps to implement the MEC Debt Elimination Plan, it does not expect to execute the MEC Debt Elimination Plan on the originally contemplated time schedule, if at all;

AND WHEREAS on March 31, 2008, the Board of Directors of MI Developments Inc. (“MID”), an affiliate of MEC and the controlling shareholder of MEC, received a reorganization proposal on behalf of various shareholders of MID that would, among other things, alter the relationship between MID and MEC;

AND WHEREAS on June 27, 2008, MID announced that, in light of shareholder discussions relating to potential amendments to the reorganization proposal, the special meeting of MID shareholders to consider the reorganization proposal, previously called for July 24, 2008, was being postponed;

AND WHEREAS discussions between MID and various of its shareholders relating to potential amendments to the reorganization proposal are ongoing, and, given that no consensus has been reached with respect to such amendments, MID intends to continue to explore a range of alternatives with respect to its investment in MEC;

AND WHEREAS pursuant to the Third Amending Agreement, the parties to the Gulfstream Park Loan Agreement amended the Gulfstream Park Loan Agreement to: (i) revise certain representations and covenants relating to implementation of MEC Debt Elimination Plan; (ii) to extend from May 31, 2008 to August 31, 2008 the deadline for repayment of $100 million; (iii) to extend from May 31, 2008 to August 31, 2008 the date prior to which the Lender shall not charge, and the Borrower shall not be obligated to pay, a Pre-Payment Make-Whole Amount in respect of any valid pre-payments made under the Gulfstream Park Loan Agreement, all on the terms and conditions set out therein;

AND WHEREAS the Lender has agreed to further amend the Gulfstream Park Loan Agreement to, inter alia, extend the Pre-Payment Make-Whole Amount Forgiveness Date, all on the terms and conditions set out herein;

AND WHEREAS all capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Gulfstream Park Loan Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and the sum of Ten Dollars ($10.00) paid by each of the parties hereto to the other and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

1.                                       Definitions.  Unless otherwise defined herein, all capitalized terms used in this agreement (this “Agreement”) shall have the respective meanings ascribed to them in the Gulfstream Park Loan Agreement.

2.                                       Representations and Warranties.  The Borrower and the Guarantors jointly and severally represent and warrant to and in favour of the Lender, with the intent that the Lender shall be entitled to rely upon such representations and warranties in entering into this Agreement and notwithstanding the completion of the transactions contemplated herein, that: (i) all of the recitals to this Agreement are true and complete in all material respects; and (ii) there are no facts, conditions or circumstances that are known to the Borrower or any of the Guarantors and that may reasonably be considered relevant to the Lender’s decision to enter into this Agreement that have not been disclosed in writing to the Lender.

3.                                       Amendments.  The Gulfstream Park Loan Agreement is hereby amended by:

(a)                                  by deleting the following definitions in Section 1.1 of the Gulfstream Park Loan Agreement: (i) “Reorganization Proposal”, “Reorganization Proposal Approval”, “Reorganization Proposal Termination Notice”, and “Supporting Shareholders”;

(b)                                 deleting the paragraph at the end of Section 3.4(a) of the Gulfstream Park Loan Agreement, beginning with the words “Notwithstanding the foregoing” and ending with the words “received the Reorganization Proposal Termination Notice.”, and replacing it with the following:

“Notwithstanding the foregoing, the Lender shall not charge, and the Borrower shall not be obligated to pay, a Pre-Payment Make-Whole Amount in respect of any valid pre-payments made under this Agreement on or prior to September 30, 2008 (the “Pre-Payment Make-Whole Amount Forgiveness Date”), provided that no Event of Default exists under this Agreement and/or under the Remington Park Loan Agreement at the time of such pre-payment.”.

4.                                       Opinions.  The Borrower shall, if requested by the Lender in writing, deliver to the Lender, as soon as reasonably practicable following such written request, an opinion of the Borrower’s and Guarantor’s Florida Agent addressed to the Lender, the Lender’s Counsel and the Lender’s Florida Agent, in form, scope and substance satisfactory to the Lender and its counsel, acting reasonably, with respect to this Agreement, the MEC Guarantee and Indemnity, the MEC Full Recourse Guarantee and Indemnity, and the MEC General Security Agreement.

5.                                       Default.  Any default by the Borrower under this Agreement shall be deemed for all purposes to be an Event of Default under the Gulfstream Park Loan Agreement.

6.                                       Ratification and Confirmation of Amended Gulfstream Park Loan Agreement.  The Gulfstream Park Loan Agreement, as amended by this Agreement, is hereby ratified and confirmed in all respects and time shall remain of the essence. After the date hereof, all references in each Loan Document to the Gulfstream Park Loan Agreement shall be deemed to be a reference to the Gulfstream Park Loan Agreement as amended by this Agreement.

7.                                       Successors and Assigns.  This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties hereto and their respective successors and permitted assigns.

8.                                       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and the federal laws of the United States of America applicable herein.

9.                                       Time of the Essence.  Time shall be of the essence of this Agreement.  If anything herein is to be done on a day which is not a Business Day, the same shall be done on the next succeeding Business Day.  Where in this Agreement a number of days is prescribed, the number shall be computed by excluding the first day and including the last day.

10.                                 Headings, Extended Meanings.  The headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof and are not to be considered in the interpretation hereof.  In this Agreement, words importing the singular include the plural and vice versa; words importing the masculine gender include the feminine and vice versa; and words importing persons include firms or corporations and vice versa.

11.                                 Counterparts.  This Agreement may be executed in counterparts and may be delivered by e-mail and/or facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.

GULFSTREAM PARK RACING ASSOCIATION, INC.

by	/s/ BLAKE TOHANA
	Name:	Blake S. Tohana
	Title:	Executive Vice-President and Chief Financial Officer

/s/ WILLIAM FORD
	Name:	William G. Ford
	Title:	Secretary

We have authority to bind the Corporation.

REMINGTON PARK, INC.

by	/s/ BLAKE TOHANA
	Name:	Blake S. Tohana
	Title:	Executive Vice-President and Chief Financial Officer

/s/ WILLIAM FORD
	Name:	William G. Ford
	Title:	Secretary

We have authority to bind the Corporation.

GPRA THOROUGHBRED TRAINING CENTER INC.

by	/s/ BLAKE TOHANA
	Name:	Blake S. Tohana
	Title:	Executive Vice-President and Chief Financial Officer

/s/ WILLIAM FORD
	Name:	William G. Ford
	Title:	Secretary

We have authority to bind the Corporation.

MAGNA ENTERTAINMENT CORP.

by	/s/ BLAKE TOHANA
	Name:	Blake S. Tohana
	Title:	Executive Vice-President and Chief Financial Officer

/s/ WILLIAM FORD
	Name:	William G. Ford
	Title:	Secretary

We have authority to bind the Corporation.

GPRA COMMERCIAL ENTERPRISES, INC.

by	/s/ BLAKE TOHANA
	Name:	Blake S. Tohana
	Title:	Executive Vice-President and Chief Financial Officer

/s/ WILLIAM FORD
	Name:	William G. Ford
	Title:	Secretary

We have authority to bind the Corporation.

MID ISLANDI SF.,
ACTING THROUGH ITS ZUG
BRANCH

by	/s/ THOMAS SCHULTHEISS
	Name:	Thomas Schultheiss
	Title:	Branch Manager

/s/ PETER NIDEROEST
	Name:	Peter Nideroest
	Title:	Branch Manager

We have authority to bind the Partnership